Exhibit 99.1

InPoint Advisor Guide

July 2023

We have prepared the following to help guide conversations with your clients.

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Sale of Real Estate Owned (REO)
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Renaissance Chicago O’Hare was acquired in August 2020 via deed-in-lieu of foreclosure transaction and was most recently appraised at $19 million as of December 31, 2022
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Entered into a contract for sale of the property on May 31, 2023, for a purchase price of $12 million and received a non-refundable deposit from the buyer, subject to certain exceptions
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Impairment charge of $7 million recognized as a result of the sale, equating to an estimated $0.60 per share reduction in NAV as of May 31, 2023, after adjustments to the loss reserve
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Removing the troubled asset removes the potential for future operating losses due to inconsistent operating performance and will better position the portfolio in support of the exploration of strategic options
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Certain commercial real estate sectors, including the office sector, face challenges primarily due to global pandemic
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Prior to the pandemic, around 5% of full paid working days in the U.S. were completed remotely. That proportion jumped to more than 60% in May 2020 and has since stabilized to around 30% in the past year. This has had a direct effect on the office sector.1
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22% of portfolio consists of loans on office properties
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Accounting standards require estimates of current expected credit loss (CECL), which impacts net income and NAV
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Change in allowance for Q2 2023 was approximately $11.6 million to record specific reserves, resulting in a decrease in the June 30, 2023 NAV per share of approximately $1.14
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Allowance is related to five portfolio mortgage loans scheduled to mature before December 31, 2023
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Four of the five mortgage loans are backed by office properties, a sector which has experienced the significant dislocation discussed above
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REIT performance
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7.19% annualized distribution rate2 (based on June 30, 2023 NAV)
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1.23% annualized return since inception
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-5.12% 1-year return
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Management believes that finding an alternative path toward growth will be advantageous
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Actions in January 2023 included suspension of the SRP; suspension of the sale of shares in the primary portion of the public offering; suspension of the distribution reinvestment plan; and termination of the Series A Preferred Stock Repurchase Program
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These actions addressed the deficit faced by the Company given the level of monthly SRP requests exceeding the pace of fundraising and provide flexibility to explore strategic alternatives
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Fully expects to maintain paying monthly distributions3

For additional information on the InPoint Portfolio as of June 30, 2023, as well as the Company’s historical performance, please go to https://assets.inland-investments.com/files/inpoint/InPoint-Performance.pdf.

1www.wfhresearch.com

2The historical returns are equal to the distributions paid and the changes in the NAV over the presented time period divided by the NAV at the beginning of the period. For the year ended December 31, 2022, 100% of distributions on InPoint’s common stock were funded by cash flows from operating activities. Distributions on InPoint’s common stock in 2022 were 34% covered by GAAP net income attributable to common stockholders. The distribution rate reflects the current month’s distribution annualized and divided by the NAV as of the end of the month prior to the record date for the distribution. We cannot guarantee that we will make distributions, and if we do, such distributions have been and may again be funded from sources other than earnings and cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources.

3Future distributions are at the sole discretion of the Company’s board of directors and are not guaranteed. Past distributions have been and may again be funded from sources other than earnings and cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and the Company has no limits on the amounts it may pay from such sources.

Please see reverse side for important disclosures.

Important Risk Factors to Consider

Some of the more significant risks relating to an investment in our shares include:

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We have a limited operating history, and there is no assurance that we will achieve our investment objectives.
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Our share repurchase program is currently suspended.
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Since there is no public trading market for shares of our common stock, repurchase of shares by us will likely be the only way to dispose of your shares. Our share repurchase plan will provide stockholders who have held their shares for at least one year with the opportunity to request that we repurchase their shares on a monthly basis, but we are not obligated to repurchase any shares and may choose to repurchase only some, or even none, of the shares that have been requested to be repurchased in any particular month at our discretion. In addition, repurchases will be subject to available liquidity and other significant restrictions. Further, our board of directors may modify, suspend or terminate our share repurchase plan if it deems such action to be in our best interest and the best interest of our stockholders. As a result, our shares should be considered as having only limited liquidity and at times may be illiquid.

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We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources.

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The valuation of our investments is inherently subjective, and our NAV may not accurately reflect the actual price at which our investments could be liquidated on any given day.

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We have no employees and are dependent on the Advisor and the Sub-Advisor to conduct our operations. The Advisor and the Sub-Advisor will face conflicts of interest as a result of, among other things, the allocation of investment opportunities among us and Other Sound Point Accounts, the allocation of time of their investment professionals and the substantial fees that we will pay to the Advisor and that the Advisor will pay to the Sub-Advisor.

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Our primary offering and DRP are currently suspended. If we are not able to raise a substantial amount of capital on an ongoing basis, our ability to achieve our investment objectives could be adversely affected.

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If we fail to maintain our qualification as a REIT and no relief provisions apply, we will have to pay corporate income tax on our taxable income (which will be determined without regard to the dividends-paid deduction available to REITs) and our NAV and cash available for distribution to our stockholders could materially decrease.

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As with any investment, there are certain risks associated with credit investing. Such risks include, but are not limited to:
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The risk of nonpayment of scheduled interest or principal payments on a credit investment, which may affect the overall return to the lender;
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Interest rate fluctuations, which will affect the amount of interest paid by a borrower in a floating- rate loan that adjusts to current market conditions;
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Default risk, which means that the loan may not be repaid by the borrower; and
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The risks typically associated with real estate assets, such as changes in national, regional and local economic conditions, local property supply and demand conditions, ability to collect rent from tenants, vacancies or ability to lease on favorable terms, increases in operating costs, including insurance premiums, utilities and real estate taxes, federal, state or local laws and regulations, changing market demographics, changes in availability and costs of financing and acts of nature, such as hurricanes, earthquakes, tornadoes or floods.

Forward Looking Statements

This material and other communications by InPoint Commercial Real Estate Income, Inc. or its representatives may contain “forward-looking statements,” which are not statements of fact. These statements may be identified by terminology such as “hope, “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect our current view with respect to future events and are subject to certain risks, uncertainties and assumptions related to numerous factors including, without limitation, risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other factors detailed under Risk Factors in our most recent Form

10-K and subsequent Form 10-Qs on file with the SEC and available online at www.sec.gov or our website at https://inland-investments.com/inpoint/sec-filings. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described. Except as required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date they are first made.

The Inland name and logo are registered trademarks being used under license. This material has been prepared by InPoint and distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for InPoint.

Publication Date: 7/17/2023